Exhibit 10.2

EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 14, 2009 (this “Amendment”), relating to the Credit Agreement referenced below, is by and among Speedway Motorsports, Inc., a Delaware corporation (“SMI”), and Speedway Funding, LLC, a Delaware limited liability company) (“Speedway Funding” and together with SMI, the “Borrowers”), the subsidiaries and related parties identified as Guarantors on the signature pages hereto, the Lenders identified on the signature pages hereto, Bank of America, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Wachovia Bank, National Association, as Syndication Agent (in such capacity, the “Syndication Agent”), Calyon New York Branch (successor in interest to Credit Lyonnais New York Branch) and SunTrust Bank, as the Documentation Agents (in such capacity, the “Documentation Agents”), and Banc of America Securities LLC, as Lead Arranger and Book Manager for the Lenders. Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

W I T N E S S E T H

WHEREAS, a $500 million credit facility has been extended to the Borrowers pursuant to the terms of that Credit Agreement dated as of May 16, 2003, as amended as of November 7, 2003, March 15, 2005, December 2, 2005, May 15, 2006, August 30, 2006, January 10, 2008 and as of April 11, 2008 (as amended and modified from time to time, the “Credit Agreement”) among the Borrowers, the subsidiaries and related parties identified as guarantors therein, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Wachovia Bank, National Association, as Syndication Agent, Credit Lyonnais, New York Branch, Fleet National Bank, and SunTrust Bank, as the Documentation Agents, and Banc of America Securities LLC, as Lead Arranger and Book Manager for the Lenders;

WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement;

WHEREAS, the requested modifications require the approval of the Lenders;

WHEREAS, the Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. Section 8.1 is amended by (i) deleting the word “and” in subparagraph (h); (ii) deleting the period in subparagraph (i) and replacing it with the word “and” and a semi-colon; and (iii) adding a new subparagraph (j) to read as follows:

“(j) Indebtedness evidenced by, or any guaranty of, senior notes or additional senior subordinated notes in an amount not to exceed $300,000,000 in the aggregate provided (A) the net proceeds of such senior notes or additional senior subordinated notes shall be used to pay-down the outstanding principal amount of the Revolving Loans, with any remaining amount of such net proceeds to be retained by the Borrowers; (B) the Revolving Committed Amount shall be permanently reduced by the amount of the net proceeds from the issuance of any senior notes but in no event shall the Revolver Committed Amount be reduced below $350,000,000; (C) at the time of the issuance of such senior notes or additional senior subordinated notes Borrowers shall demonstrate compliance on a Pro Forma Basis with the financial covenants set forth herein; and (D) no Default or Event of Default then exists;”.

2. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) the execution of this Amendment by the Credit Parties and the Required Lenders; and

(b) receipt by the Administrative Agent of all other fees and expenses owing in connection with this Amendment.

3. Representations and Warranties. Each of the Credit Parties hereby represents and warrants in connection herewith that as of the date hereof (after giving effect hereto) (a) the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct in all material respects (except those which expressly relate to an earlier date), and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

4. Acknowledgments, Affirmations and Agreements. Each of the Credit Parties (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment does not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Credit Documents.

5. Credit Agreement. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement remain in full force and effect.

6. Expenses. The Borrowers jointly and severally agree to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Administrative Agent’s legal counsel.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

2

8. Governing Law. This Amendment shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of North Carolina.

3

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

THE BORROWERS:	SPEEDWAY MOTORSPORTS, INC.,
a Delaware corporation

	By:	/s/ William R. Brooks
	Name:	William R. Brooks
	Title:	Vice Chairman

SPEEDWAY FUNDING, LLC,
a Delaware limited liability company

	By:	/s/ William R. Brooks
	Name:	William R. Brooks
	Title:	President

[Signatures Continue]

GUARANTORS:	600 RACING, INC.,
a North Carolina corporation
ATLANTA MOTOR SPEEDWAY, LLC,
a Georgia limited liability company
BRISTOL MOTOR SPEEDWAY, LLC,
a Tennessee limited liability company
CHARLOTTE MOTOR SPEEDWAY, LLC,
a North Carolina limited liability company
INEX CORP.,
a North Carolina corporation
LAS VEGAS MOTOR SPEEDWAY, LLC,
a Delaware limited liability company
MOTORSPORTS BY MAIL, LLC
a North Carolina limited liability company
NEVADA SPEEDWAY, LLC,
a Delaware limited liability company
SMI TRACKSIDE, LLC,
a North Carolina limited liability company
SMISC HOLDINGS, INC.,
a North Carolina corporation
SPEEDWAY MEDIA, LLC,
a North Carolina limited liability company
SPEEDWAY PROPERTIES COMPANY, LLC,
a Delaware limited liability company
SPEEDWAY SONOMA, LLC,
a Delaware limited liability company
SPR, LLC, a Delaware limited liability company
TEXAS MOTOR SPEEDWAY, INC.,
a Texas corporation
TRACKSIDE HOLDING CORPORATION,
a North Carolina corporation

	By:	/s/ William R. Brooks
	Name:	William R. Brooks
	Title:	Vice President

SPEEDWAY SYSTEMS LLC,
a North Carolina limited liability company

	By:	SPR, LLC,
its manager

		By:	/s/ William R. Brooks
		Name:	William R. Brooks
		Title:	Vice President

[Signatures Continue]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
in its capacity as the Administrative Agent

	By:	/s/ Bridgett J. Manduk
	Name:	Bridgett J. Manduk
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
in its capacity as a Lender, Swingline Lender and Issuing Lender

	By:	/s/ Kevin Bertelsen
	Name:	Kevin Bertelsen
	Title:	Senior Vice President

BANK OF THE WEST

	By:	/s/ Sidney Jordan
	Name:	Sidney Jordan
	Title:	Vice President

CALYON NEW YORK BRANCH (successor in interest to Credit Lyonnais New York Branch), in its capacity as Documentation Agent and as a Lender

	By:	/s/ David Cagle
	Name:	David Cagle
	Title:	Managing Director

	By:	/s/ Brian Myers
	Name:	Brian Myers
	Title:	Managing Director

CAROLINA FIRST

	By:	/s/ Luke Barnett
	Name:	Luke Barnett
	Title:	Vice President

COMERICA BANK

	By:	/s/ Scott M. Kowalski
	Name:	Scott M. Kowalski
	Title:	Vice President

[Signatures Continue]

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

FIRSTRUST BANK

By:	/s/ Ellen S. Frank
Name:	Ellen S. Frank
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Sean Golden
Name:	Sean Golden
Title:	Vice President

RBC BANK

By:	/s/ Richard E. Anglin III
Name:	Richard E. Anglin III
Title:	Bank Officer

REGIONS BANK

By:
Name:
Title:

SOVEREIGN BANK

By:
Name:
Title:

SUNTRUST BANK, in its capacity as Documentation Agent and as a Lender

By:	/s/ Shawn Wilson
Name:	Shawn Wilson
Title:	Vice President

[Signatures Continue]

US BANK NATIONAL ASSOCIATION

By:	/s/ Charles L. Thomas
Name:	Charles L. Thomas
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Syndication Agent and as a Lender

By:	/s/ Douglas T. Davis
Name:	Douglas T. Davis
Title:	Senior Vice President

TD BANKNORTH, N.A.

By:
Name:
Title: